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                                                               EXHIBIT 23.3




                                   CONSENT


         I, William J. Sheehan, do hereby consent to serve, if elected, as Trustee of Hospitality Properties Trust (the "Trust") and to being named as a Trustee of the Trust in the Trust's Registration Statement on Form S-11.



                                                   /s/ William J. Sheehan
Date: July 24, 1995                                William J. Sheehan